Supplement dated June 16, 2021 to the
SUMMARY PROSPECTUS
Dated July 31, 2020,
as amended August 4, 2020, February 19, 2021 and March 2, 2021
Hickory Fund (WEHIX)

CHANGES TO THE PRINCIPAL INVESTMENT STRATEGIES OF THE FUND
Effective as of July 31, 2021, the following changes will be made to the Summary Prospectus with respect to the Fund:
On Page 2 of the Summary Prospectus, the first paragraph in the section titled “Principal Investment Strategies” will be deleted and replaced with the following, and in addition the information below regarding the Russell Midcap Index will be further updated at a future date:
The Fund’s investment strategy (which we call “value investing”) is based on our belief that stock prices fluctuate around the true value of a company.  Under normal circumstances, the Fund will invest the majority of its assets in the common stock of medium-sized companies.  The Fund considers medium-sized companies to be issuers with a market capitalization less than or equal to the market capitalization of the largest company in the Russell Midcap Index.  As of May 31, 2021, the market capitalization of the largest company in the Russell Midcap Index was $73.0 billion.  The Fund may invest in securities issued by non-U.S. companies, which securities may be denominated in U.S. dollars or foreign currencies.  As part of the Fund’s strategy, the Fund may concentrate its investments in securities of relatively few issuers.
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